
TWIN PEAKS
29° COLD DRAFT BEER

# Twin Hospitality Group Inc.

## Company Presentation

June 2025

# Legal Disclaimer

This presentation contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, including statements relating to the future financial and operating results of the Company, estimates of future EBITDA, the timing and performance of new store openings and our pipeline of new store locations. Forward-looking statements generally use words such as “expect,” “foresee,” “anticipate,” “believe,” “project,” “should,” “estimate,” “will,” “plans,” “forecast” and similar expressions, and reflect our expectations concerning the future. Forward-looking statements are subject to significant business, economic and competitive risks, uncertainties and contingencies, many of which are difficult to predict and beyond our control, which could cause our actual results to differ materially from the results expressed or implied in such forward-looking statements. We refer you to the documents that we file from time to time with the Securities and Exchange Commission, such as our reports on Form 10-K, Form 10-Q and Form 8-K, for a discussion of these and other risks and uncertainties that could cause our actual results to differ materially from our current expectations and from the forward-looking statements contained in this presentation. We undertake no obligation to update any forward-looking statements to reflect events or circumstances occurring after the date of this presentation.

# Investment Highlights

1. Differentiated Customer Experience Generating Industry-Leading Guest Satisfaction
2. Portable Concept with Proven Success across Various Locations and Markets
3. Differentiated Real Estate Strategy and Proven Conversion Capabilities
4. High-Growth, Asset-Light Franchisor Business Model with Compelling Franchisee Value Proposition
5. Restaurant Model Intentionally Designed to Help Franchisees Achieve Attractive Unit Economics

# Corporate Overview

## Experience a Premier Sports Bar Experience

**We are a leading restaurant franchise offering a differentiated sports bar experience**

- More than your typical sports bar – each lodge welcomes every guest with a stand-out cabin experience
- Premier made-from-scratch menu, signature 29° draft beer, and top-shelf cocktails
- Twin Peaks Girls provide top-tier service that makes every customer feel like a regular
- "Always-On" wall-to-wall TV's in every location for sports from every angle

| | | | |
|---|---|---|---|
| 116 | Existing Locations[2] | 100+ | New Franchise Commitments |
| ~500 units | Domestic Market Opportunity | ~150 units | International Market Opportunity |

**The Twin Peaks experience is driven by a differentiated offering of quality dining & premier customer service**


Lodge Experience
Always-On Sports
Twin Peaks Girls
TWIN PEAKS
29° Draft Beer
Scratch Kitchen
Craft Cocktails & Spirits

(1) Non-GAAP figure: see Appendix for EBITDA reconciliation.
(2) As of 3/30/2025

# The Twin Peaks Experience



## Scratch Kitchen

We've established one of the top kitchens in sports and take pride in our innovations, culinary trends, in-house smokers, and premium ingredients

- Game-day favorites with bold flavors
- Shareable portions made with always fresh, never frozen ingredients
- Lunch, happy hour, late night, and holiday specials


TWIN PEAKS

## Lodge Environment

In a world of sports bars devoid of differentiation, our lodges look and feel like a natural, aspirational escape

- Authentic wood tones and textures
- Comfortable, premium seating
- Spacious tables for the whole team

## Craft Cocktails & Spirits

Our beverage program extends beyond just beer, with handcrafted cocktails and an extensive list of top-shelf spirits

- Unique, rare bourbons, ryes, and tequila
- Creative shots and classic cocktails
- Crystal-clear ice balls for straight pours


TWIN PEAKS
BARREL SELECTS
RARE POURS

## 29° Draft Beer

Whether you call it 29° or -2°, we are the originators and proprietors of this beer

- Served in perfectly frosted 22oz mugs
- Featured in-house brews and create distinction
- Rotating selection of local and seasonal favorites





## Twin Peaks Girls

The Twin Peaks Girls are the ambassadors of the brand delivering friendly service and welcoming hospitality

- Make new guests feel like regulars
- The spirit of our sports bar
- Active content creators



## Always-On Sports

Our differentiation comes from the ability to deliver the ultimate sports lodge experience, for any fan at any given time

- Giant TVs from wall to wall
- Local rivalries and national matchups
- Watch every major game, match, fight and race in a welcoming and energetic setting

# Competitive Advantage

## Consistently outperforming the competition across key industry performance metrics[1]

### Food & Beverage


Food
Beverage
74.1% Peer Average (Food)
66.0% Peer Average (Beverage)
93%
93%
40%
34%
71%
64%
71%
60%
59%
45%
77%
61%
89%
90%
88%
78%
89%
88%
83%
77%
Buffalo Wild Wings Grill & Bar
Chili's Grill & Bar
Dave & Buster's, Inc.
Hooters
Texas Roadhouse
Yard House
Bubba's 33
Lazy Dog
Walk-On's Bistreaux & Bar

### Service


71.5% Peer Average
95%
35%
69%
68%
54%
74%
86%
85%
89%
85%
Buffalo Wild Wings Grill & Bar
Chili's Grill & Bar
Dave & Buster's, Inc.
Hooters
Texas Roadhouse
Yard House
Bubba's 33
Lazy Dog
Walk-On's Bistreaux & Bar

### Intent to Return


72.2% Peer Average
96%
36%
69%
68%
57%
74%
87%
86%
90%
82%
Buffalo Wild Wings Grill & Bar
Chili's Grill & Bar
Dave & Buster's, Inc.
Hooters
Texas Roadhouse
Yard House
Bubba's 33
Lazy Dog
Walk-On's Bistreaux & Bar

### Ambiance


69.7% Peer Average
90%
34%
63%
66%
51%
72%
87%
88%
89%
79%
Buffalo Wild Wings Grill & Bar
Chili's Grill & Bar
Dave & Buster's, Inc.
Hooters
Texas Roadhouse
Yard House
Bubba's 33
Lazy Dog
Walk-On's Bistreaux & Bar

(1) Via Black Box Intelligence. Performance metrics reflect average of monthly results for the period beginning 1/1/24 and ending 9/30/24.

# Best-in-Class Management Team

## Led by industry veterans with established tenures with the Twin Peaks brand

**Twin Hospitality Group Leadership**



**Kim Boerema**
Chief Executive Officer
37+ years industry experience



**Ken Kuick**
Chief Financial Officer (Twin Hospitality Group Inc.)
13+ years industry experience
3+ years with Twin Peaks

---



**Roger Gondek**
Chief Operating Officer
40+ years industry experience
13+ years with Twin Peaks



**Mike Locey**
Chief Development Officer
40+ years industry experience
13+ years with Twin Peaks



**Lexi Burns**
VP, HR/Learning and Development
25+ years industry experience
14+ years with Twin Peaks



**Patrick Roso**
VP, Supply Chain/F&B
30+ years industry experience
10+ years with Twin Peaks



**K. Scott Gray**
Chief Financial Officer (Twin Peaks)
25+ years industry experience
4+ years with Twin Peaks



**Ray Bodnar**
VP, Global Franchise Sales
20+ years industry experience
2+ years with Twin Peaks



**Hope Barnes**
VP, Financial Planning and Analysis
25+ years industry experience
9+ years with Twin Peaks



**Paul Stevens**
VP, Design and Development
30+ years industry experience
7+ years with Twin Peaks



**Michael Prentiss**
VP, Controller
25+ years industry experience
4+ years with Twin Peaks



**Destinee Rollins**
VP, Marketing
15+ years industry experience
15+ years with Twin Peaks



**Jerry Yuhasz**
VP, IT
30+ years industry experience
13+ years with Twin Peaks

# Corporate Timeline

## Growth driven by focusing on the key tenets of the Twin Peaks DNA: Innovation, Evolution, and Built-to-Last

**2005** — **Twin Peaks founded** in the Dallas suburb of Lewisville by successful restaurant veterans Randy DeWitt and Scott Gordon

**2014** — Bloomberg dubs Twin Peaks "America's Fastest Growing Restaurant Chain," Twin Peaks Brewing Co. opens in Irving, TX

**2015** — Included on "FSR 50: Top 10 Fast-Growing, High-Performing Chains" with **sales growth of 38.9%**

**2016**

**2017** — Reached **80 stores and $350M in systemwide sales**, named Breakthrough Award Winner by MURTEC

**2018**

**2019** — New York-based private equity firm **Garnett Station Partners purchases Twin Peaks**

Twin Peaks donates $1,000,000 to Folds of Honor Foundation

**2020** — Franchise Times ZOR Awards Recipient selected as Best Sports Bars to Franchise in 2020

**2021** — Twin Peaks **acquired by FAT brands**

**Begins international expansion** with an opening in Mexico

**2022** — Ranked #107 in NRN's Top 500 restaurant chain, wins Black Box Intelligence Voice of the Customer Award

**2023** — **FAT Brands acquires Smokey Bones** with the intent to convert approximately half of the 60 acquired Smokey Bones locations into Twin Peak lodges

**2024 - 2025** — FAT Brands, Inc. completes **public listing of Twin Peaks**

Named Franchise Times Fast and Serious "Smartest Growing Franchise" and receives "Flavor Trailblazer" award from Flavor and The Menu

# Nationwide Footprint

## Established presence across 116 restaurants[1] in the US and Mexico

~500 units | Domestic Market Opportunity

~150 units | International Market Opportunity

### International Opportunities:

- Asia
- Australia
- Canada
- Caribbean
- Central America
- Costa Rica
- Europe
- India
- Japan
- Puerto Rico
- South Africa
- United Kingdom


1
1
1
3
2
2
1
1
5
2
3
3
3
5
1
2
4
1
2
1
1
4
1
1
2
1
3
24
10
2
3
13
7
Corp.
FA
Corp. + FA

(1) As of 3/30//25

# Proven Expansion Capabilities

## Twin Peaks location growth by year


Total Existing Locations
Existing Franchise Locations
Existing Corporate Locations
Expected New Openings
6.3% Total Unit CAGR (2019 –2025 YTD)
84
28
56
116 (2)
117-120
34
82
+10-12 Units(1)
+10-12 Units(1)
+10-12 Units(1)
2019
2020
2021
2022
2023
2024
2025 (1)
2026
2027
2028

(1) Management estimate. Our pipeline for new Twin Peaks restaurants includes more than 100 signed franchised units as of March 29, 2025, providing significant visibility into Twin Peaks' near-term growth trajectory.
(2) As of 3/30/25

# Thoughtful Growth Strategy

## Substantial whitespace with visibility into multi-year expansion driven by a demonstrated growth strategy and a committed pipeline of new locations & conversions

Working to maintain a **~75-80% franchise system** as growth progresses:

TWIN PEAKS
EATS • DRINKS • SCENIC VIEWS

**Today**

Established presence across 116 restaurants (as of Q1 2025)
(38.1% growth since FAT acquisition[1])

**Expansion:** 38.1% lodge count growth since FAT acquisition[1] with 116 total locations (from 84)

**Pipeline:** Signed commitments for 100+ franchise units in addition to contemplated Smokey Bones conversions

**Conversion:** Targeted conversion of ~30 Smokey Bones locations. The first location completed its conversion in Sept. 2024, the second location completed its conversion in Feb. 2025 and additional locations are under design and review for conversion in 2025 and 2026

**International Focus:** Strengthening U.S. presence while actively pursuing international expansion opportunities

Note: Twin Peaks and Smokey Bones location figures via Form 10-Q filed 5/9/2025.
(1) Fat Brands acquisition of Twin Peaks closed in September 2021.

# Financial Profile

## Differentiated real estate strategy and proven conversion capabilities

| *(dollars in thousands)* | Conversion from Previous Restaurants or Retail Store | New Build |
|---|---|---|
| AUV [1] | $6,500 | $6,500 |
| Restaurant-level Contribution (as a % of AUV) [1] | 18.0% | 18.0% |
| Net Initial Investment [2] | $4,000 | $3,300 |
| Cash-on-Cash Return [1] | 29.3% | 35.5% |
| *Conversion Time* | *approx. 9 months* | *approx. 18 months* |

(1) Reflects targets for the third full year of operations.
(2) Reflects capital expenditures incurred to open a restaurant, net of tenant allowances and sale leaseback proceeds, and excluding pre-opening expenses.

# Financial Profile (cont.)

## Total Revenue



Twin Peaks
Smokey Bones
$166
$166
$231
$43
$188
$354
$158
$196
$87
$36
$51
2022
2023
2024
2025 YTD

## System-Wide Sales[1]



$475
$584
$732
$182
2022
2023
2024
2025 YTD

## Adjusted EBITDA[2]



Adjusted EBITDA
Pre-Opening Expense Deductions
$21
($0.9)
$28
($1.1)
$21
($1.6)
($0.5)
$5
2022
2023
2024
2025 YTD
(4)

## Comparable Restaurant Sales[3,4]

| | Comparable Restaurant Sales | Relative to 2019 Sales |
|---|---|---|
| 2021 | 45.5% | 10.8% |
| 2022 | 10.9% | 25.5% |
| 2023 | (0.2%) | 24.7% |
| 2024 | (3.1%) | 15.5% |

1) Reflects restaurant sales of company-owned restaurants and franchised restaurants (as reported by franchisees).
2) Non-GAAP figure: see Appendix for EBITDA reconciliation.
3) Reflect year-over-year sales comparisons for the comparable restaurant base (restaurants open for at least 18 full months).
4) Comparable Restaurant Sales include sales only from our Twin Peaks restaurants, as our Smokey Bones restaurants will only be included in our comparable restaurant base for purposes of the calculation of Comparable Restaurant Sales after we have owned the Smokey Bones restaurants for 18 full months.

# Appendix


TWIN PEAKS
EATS · DRINKS · SCENIC VIEWS

# Twin Peaks Recognition & Awards

Nation's Restaurant News
"Top 500 Restaurant Chains" #103

Franchise Times
"Top 400" #158

guest XM
Voice of the Customer Award 2023

Marquis Who's Who
Who's Who in America 2024

Technomic
Top 500 Chain Restaurant #101

Franchising.com
Most Innovative Use of Customer-Facing Digital Tools

Fast & Serious
Smartest Growing Franchises

Flavor & the Menu
Flavor Trailblazer

# Non-GAAP Financial Metrics

To supplement our financials, which are prepared in accordance with GAAP, we use the following non-GAAP financial metrics, which present our operating results on an adjusted basis: (i) Adjusted EBITDA, (ii) Adjusted EBITDA Margin, (iii) Restaurant-Level Contribution, (iv) Restaurant-Level Contribution Margin, and (v) Cash-on-Cash Return. Our presentation of these non-GAAP financial metrics includes isolating the effects of some items that are either nonrecurring in nature or vary from period to period without any correlation to our ongoing core operating performance. These supplemental measures of performance are not required by or presented in accordance with GAAP. Our management believes that these non-GAAP financial metrics will provide investors with additional visibility into our operations, facilitate analysis and comparisons of our ongoing business operations as they exclude items that may not be indicative of our ongoing operating performance, help to identify operational trends, and allow for greater transparency with respect to key metrics used by our management in our financial and operational decision making. These non-GAAP financial metrics may not be comparable to similarly titled measures used by other companies and have important limitations as analytical tools. These non-GAAP financial metrics should not be considered in isolation or as substitutes for analysis of our results of operations as reported under GAAP, as such non-GAAP financial metrics may not provide a complete understanding of our performance. These non-GAAP financial metrics should be reviewed in conjunction with our consolidated financial statements prepared in accordance with GAAP.

## Adjusted EBITDA and Adjusted EBITDA Margin

Adjusted EBITDA represents net income (loss) adjusted to exclude interest expense, income tax provision (benefit), and depreciation and amortization, and further adjusted to exclude equity-based compensation. Adjusted EBITDA Margin is Adjusted EBITDA as a percentage of total revenues.

Adjusted EBITDA and Adjusted EBITDA Margin are not recognized terms under GAAP and should not be considered as alternatives to net income (loss) or net income (loss) margin, the most directly comparable measures under GAAP, as measures of financial performance, or cash provided by operating activities as measures of liquidity, or any other performance measure derived in accordance with GAAP. These non-GAAP financial metrics are not intended to be measures of free cash flow available for our management's discretionary use, as these metrics do not consider certain cash requirements such as interest payments, tax payments, and debt service requirements. Because not all companies use identical calculations, the presentation of these non-GAAP financial metrics may not be comparable to other similarly titled metrics of other companies and can differ significantly from company to company.

We present Adjusted EBITDA and Adjusted EBITDA Margin as supplemental measures of financial performance that are not required by, or presented in accordance with, GAAP. We believe that these non-GAAP financial metrics will assist investors and analysts in comparing our operating performance across reporting periods on a consistent basis by excluding items that we do not believe are indicative of our operating performance. We also believe that Adjusted EBITDA and Adjusted EBITDA Margin are useful to investors in highlighting trends in our operating performance, while other measures can differ significantly depending on our long-term strategic decisions involving our capital structure, the tax jurisdictions in which we operate, and our capital investments. Our management uses Adjusted EBITDA and Adjusted EBITDA Margin, as supplements to GAAP measures of performance, to evaluate the effectiveness of our business strategies, make budgeting decisions, and compare our performance against that of other peer companies that use similar metrics. Our management supplements GAAP results with these non-GAAP financial metrics to provide a more complete understanding of the factors and trends affecting our business than GAAP results provide alone.

Adjusted EBITDA and Adjusted EBITDA Margin have important limitations as analytical tools, and you should not consider them in isolation or as substitutes for analysis of our results as reported under GAAP. Some of these limitations are:

- Adjusted EBITDA and Adjusted EBITDA Margin do not reflect our cash expenditures or future requirements for capital expenditures or contractual commitments;
- Adjusted EBITDA and Adjusted EBITDA Margin do not reflect changes in, or cash requirements for, our working capital needs;
- Adjusted EBITDA and Adjusted EBITDA Margin do not adjust for all non-cash income or expense items that are reflected in our Consolidated Statements of Cash Flows;
- although depreciation is a non-cash charge, the assets being depreciated will often have to be replaced in the future, Adjusted EBITDA and Adjusted EBITDA Margin do not reflect any cash requirements for such replacements;
- Adjusted EBITDA and Adjusted EBITDA Margin do not reflect the impact of stock-based compensation on our results of operations;
- Adjusted EBITDA and Adjusted EBITDA Margin do not reflect the interest expense, or the cash requirements necessary to service interest or principal payments on our debt;
- Adjusted EBITDA and Adjusted EBITDA Margin do not reflect our income tax expense (benefit) or the cash requirements to pay our income taxes; and
- other companies in our industry may calculate Adjusted EBITDA and Adjusted EBITDA Margin differently than we do, limiting their usefulness as comparative measures.

# Non-GAAP Financial Metrics (cont.)

**Adjusted EBITDA and Adjusted EBITDA Margin (cont.)**

We compensate for these limitations by providing specific information regarding the GAAP amounts excluded from such non-GAAP financial metrics. We further compensate for the limitations in our use of non-GAAP financial metrics by presenting comparable GAAP measures more prominently.

The following table provides a reconciliation of net income (loss) and net income (loss) margin, the most directly comparable GAAP measures, to Adjusted EBITDA and Adjusted EBITDA Margin, respectively. In evaluating Adjusted EBITDA and Adjusted EBITDA Margin, you should be aware that, in the future, we may incur expenses similar to those adjusted for in the following reconciliation.

| *(dollars in thousands)* | 2025 | 2024 | | | | 2023 | | | | 2022 | | | |
|---|---|---|---|---|---|---|---|---|---|---|---|---|---|
| **3 Months Ended:** | **March 30** | **December 29** | **September 29** | **June 30** | **March 31** | **December 31** | **September 24** | **June 25** | **March 26** | **December 25** | **September 25** | **June 26** | **March 27** |
| Net loss | (12,112) | (11,993) | (16,217) | (10,732) | (9,221) | (8,768) | (3,204) | (251) | (1,617) | (6,854) | (2,490) | (1,962) | (1,465) |
| Interest expense | 10,822 | 11,108 | 12,617 | 12,004 | 10,408 | 10,279 | 7,060 | 6,161 | 6,214 | 7,403 | 5,801 | 5,685 | 5,619 |
| Income tax provision (benefit) | 265 | (8,399) | 10 | (99) | 79 | (230) | - | - | - | - | - | - | - |
| Depreciation and amortization | 6,094 | 6,015 | 5,913 | 5,841 | 5,746 | 5,221 | 2,509 | 2,341 | 2,306 | 2,208 | 2,184 | 2,040 | 2,027 |
| **EBITDA** | **$ 5,069** | **$ (3,269)** | **$ 2,323** | **$ 7,014** | **$ 7,012** | **$ 6,502** | **$ 6,365** | **$ 8,251** | **$ 6,903** | **$ 2,757** | **$ 5,495** | **$ 5,763** | **$ 6,181** |
| Equity-based compensation | - | - | 9 | 101 | 101 | 60 | 84 | 84 | 84 | 691 | - | - | - |
| Store closure expense | - | 5,010 | - | - | - | - | - | - | - | - | - | - | - |
| Net loss on extinguishment of debt | - | 2,353 | - | - | - | - | - | - | - | - | - | - | - |
| **Adjusted EBITDA** | **$ 5,069** | **$ 4,094** | **$ 2,332** | **$ 7,115** | **$ 7,113** | **$ 6,562** | **$ 6,449** | **$ 8,335** | **$ 6,987** | **$ 3,448** | **$ 5,495** | **$ 5,763** | **$ 6,181** |
| Total revenue | 87,105 | 86,481 | 83,665 | 91,594 | 92,061 | 94,055 | 45,950 | 45,293 | 45,389 | 43,147 | 41,445 | 40,930 | 40,333 |
| *Net loss margin* | *(13.9%)* | *(13.9%)* | *(19.4%)* | *(11.7%)* | *(10.0%)* | *(9.3%)* | *(7.0%)* | *(0.6%)* | *(3.6%)* | *(15.9%)* | *(6.0%)* | *(4.8%)* | *(3.6%)* |
| ***Adjusted EBITDA Margin*** | ***5.8%*** | ***4.7%*** | ***2.8%*** | ***7.8%*** | ***7.7%*** | ***7.0%*** | ***14.0%*** | ***18.4%*** | ***15.4%*** | ***8.0%*** | ***13.3%*** | ***14.1%*** | ***15.3%*** |

# Non-GAAP Financial Metrics (cont.)

**Restaurant-Level Contribution and Restaurant-Level Contribution Margin**

Restaurant-Level Contribution represents company-owned restaurant sales less restaurant operating costs, which consist of food and beverage costs, labor and benefits costs and other operating costs. Restaurant-Level Contribution Margin represents Restaurant-Level Contribution as a percentage of company-owned restaurant sales.

Restaurant-Level Contribution and Restaurant-Level Contribution Margin are not recognized terms under GAAP and should not be considered as alternatives to income from operations, the most directly comparable measure under GAAP, as measures of financial performance, or cash provided by operating activities as measures of liquidity, or any other performance measure derived in accordance with GAAP. These non-GAAP financial metrics are not intended to be measures of free cash flow available for our management's discretionary use, as these metrics do not consider certain cash requirements such as interest payments, tax payments, and debt service requirements. Additionally, these non-GAAP financial metrics exclude general and administrative expenses, advertising expenses, pre-opening expenses and depreciation and amortization on restaurant property and equipment, which are essential to support the operations and development of our company-owned restaurants. Because not all companies use identical calculations, the presentation of these non-GAAP financial metrics may not be comparable to other similarly titled metrics of other companies and can differ significantly from company to company.

We present Restaurant-Level Contribution and Restaurant-Level Contribution Margin as supplemental measures of financial performance that are not required by, or presented in accordance with, GAAP. We believe that these non-GAAP financial metrics will be important tools for investors and analysts because they are widely-used metrics within the restaurant industry to evaluate restaurant-level productivity, efficiency, and performance. Our management uses these non-GAAP financial metrics, as supplements to GAAP measures, to evaluate the profitability of sales at our company-owned restaurants, compare the performance of our company-owned restaurants across periods, and compare the financial performance of our company-owned restaurants against that of other peer companies that use similar metrics.

The following table provides a reconciliation of income from operations, the most directly comparable GAAP measure, to Restaurant-Level Contribution. Restaurant-Level Contribution Margin represents Restaurant-Level Contribution as a percentage of company-owned restaurant sales.

| | Thirteen Weeks Ended | | Year Ended | |
|---|---|---|---|---|
| *(dollars in thousands)* | **March 30, 2025** | **March 31, 2024** | **December 29, 2024** | **December 31, 2023** |
| Income (loss) from operations | $ (1,056) | $ 1,334 | $ (8,330) | $ 12,940 |
| Less: | | | | |
| Royalties and franchise fees | (5,258) | (4,995) | (20,744) | (19,539) |
| Plus: | | | | |
| General and administrative expense | 6,814 | 6,992 | 33,232 | 19,252 |
| Company-owned restaurant advertising expense | 1,634 | 2,191 | 6,905 | 4,833 |
| Depreciation and amortization | 6,094 | 5,746 | 23,515 | 12,377 |
| Pre-opening expense | 517 | 28 | 1,632 | 1,136 |
| **Restaurant-Level Contribution** | $ 8,745 | $ 11,296 | $ 36,210 | $ 30,999 |
| Company-owned restaurant sales | $ 78,403 | $ 83,289 | $ 320,211 | $ 199,369 |
| ***Restaurant-Level Contribution Margin*** | *11.2%* | *13.6%* | *11.3%* | *15.5%* |

# Non-GAAP Financial Metrics (cont.)

**Cash-on-Cash Return**

Cash-on-cash return represents Restaurant-Level Contribution divided by our net initial investment to open a restaurant after deducting any tenant allowances and sale leaseback proceeds. We use cash-on-cash return, as a supplement to GAAP measures, to evaluate the return on cash invested to open a new restaurant and compare the financial performance of our company-owned restaurants against that of other peer companies that use a similar unit-level economic metric.

Cash-on-cash return is not a recognized term under GAAP and should not be considered as an alterative to GAAP measures, as a measure of financial performance, or cash provided by operating activities as a measure of liquidity, or any other performance measure derived in accordance with GAAP. This non-GAAP financial metric is not intended to be a measure of free cash flow available for our management's discretionary use, as this metric does not consider certain cash requirements such as interest payments, tax payments, and debt service requirements. Additionally, this non-GAAP financial metric excludes general and administrative expenses, pre-opening expenses, and depreciation and amortization on restaurant property and equipment, which are essential to support the operations and development of our company-owned restaurants. Because not all companies use identical calculations, the presentation of this non-GAAP financial metric may not be comparable to other similarly titled metrics of other companies and can differ significantly from company to company.

We present cash-on-cash return as a supplemental measure of financial performance that is not required by, or presented in accordance with, GAAP. We believe that this non-GAAP financial metric will be an important tool for investors and analysts because it is a widely-used metric within the restaurant industry to evaluate return on cash invested to open a new restaurant, efficiency, and performance.

The following table provides a calculation of our targeted cash-on-cash return.

| | **Conversion from Previous Restaurant or Retail Store** | | **New Build** | |
|---|---|---|---|---|
| *(dollars in thousands)* | **$** | **% of AUV** | **$** | **% of AUV** |
| AUV [1] | $ 6,500 | *100.0%* | $ 6,500 | *100.0%* |
| Restaurant-Level Contribution [1] | 1,170 | *18.0%* | 1,170 | *18.0%* |
| Net initial investment [2] | 4,000 | *61.5%* | 3,300 | *50.8%* |
| **Cash-on-cash return** | | ***29.3%*** | | ***35.5%*** |

(1) Reflects targets for the third full year of operations.

(2) Reflects capital expenditures incurred to open a restaurant, net of tenant allowances and sale leaseback proceeds, and excluding pre-opening expenses.


TWIN PEAKS
EATS · DRINKS · SCENIC VIEWS

# Thank You

For additional inquiries, please contact:

ICR: Michelle Michalski
ir@twinpeaksrestaurant.com
Media Relations: Destinee Rolllins
destinee.rollins@tprest.com